Exhibit 10.2

EXECUTION VERSION (2/29/12)

SECOND AMENDMENT

SECOND AMENDMENT, dated as of February 27, 2012 (this “Amendment”), to the $2,750,000,000 49-Month Credit Agreement, dated as of February 28, 2011 (as amended by the First Amendment, dated as of April 22, 2011, and as further amended, modified, restated and supplemented, the “Existing Credit Agreement”), among DEERE & COMPANY, a Delaware corporation, JOHN DEERE CAPITAL CORPORATION, a Delaware Corporation and JOHN DEERE BANK S.A., a Luxembourg société anonyme (collectively with Deere & Company and John Deere Capital Corporation, the “Borrowers”), the several financial institutions parties thereto (the “Banks”, and individually, a “Bank”), the several agents parties thereto and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to the Existing Credit Agreement, the Banks have agreed to make certain loans and other extensions of credit to the Borrowers;

WHEREAS, the Borrowers have requested that certain provisions of the Existing Credit Agreement be amended as set forth herein; and

WHEREAS, the Majority Banks are willing to agree to such amendments on the terms set forth herein;

NOW, THEREFORE, the parties hereto hereby agree as follows:

SECTION 1.   Defined Terms.  Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement.

SECTION 2.   Amendment to Section 1.  Section 1.1 of the Existing Credit Agreement is hereby amended by:

(a)  modifying the below definitions as follows:

i.

The definition of “Calculation Date” is hereby amended by (i) deleting the word “fourth” and inserting in lieu thereof the word “second” and (ii) adding the phrase “borrowing, conversion or” immediately before the phrase “continuation of” where it first appears therein.

ii.

The definition of “Defaulting Lender” is hereby amended by (i) restating clause (a) as follows: “failed to fund any portion of its Loans or participations in Letters of Credit within two Business Days of the date required to be funded by it hereunder, unless such Bank has notified the Administrative Agent and the Borrower that such failure is the result of such Bank’s good faith determination that one or more conditions precedent to funding has not been satisfied;” and (ii) restating clause (c) as follows:  “failed, within three Business Days after written request by the Administrative Agent, to confirm that it will comply with the terms of this Agreement relating to its obligations to fund prospective Loans and participations in then outstanding Letters of Credit; provided that such Bank shall cease to be a Defaulting Bank pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower;”.

iii.	The definition of “Determination Date” is hereby amended by deleting the phrase “last day” where it appears in clause (b) and inserting in lieu thereof the phrase “first Business Day.”

iv.	The definition of “Eurocurrency Rate” is hereby amended by adding the word “Page” immediately after the phrase “LIBOR01” where it first appears therein;

v.	The definition of “GAAP” is hereby amended by deleting the phrase “October 31, 2006” and inserting in lieu thereof the phrase “October 31, 2011”;

vi.

The definition of “Interest Period” is hereby amended by adding the phrase “(or, with the consent of all relevant Banks, nine or twelve months thereafter, or a period of less than one month thereafter if all relevant Banks consent to such period)” immediately after the phrase “six months thereafter”;

vii.	The definition of “L/C Commitment” is hereby amended by deleting the amount “$500,000,000” and inserting in lieu thereof the amount “$1.00”;

viii.	The definition of “Responsible Officer” is hereby amended by adding the phrase “, any Assistant Secretary” immediately after the word “Treasurer”;

ix.	The definition of “Transfer Effective Date” is hereby amended in its entirety to read as follows: “the effective date of an assignment of Loans or Commitments under a Loan Assignment”; and

(b)  deleting the definition of “Commitment Transfer Supplement”.

SECTION 3.   Amendment to Section 2.1.  Section 2.1(f) of the Existing Credit Agreement is hereby amended by (i) adding the phrase “or Loan to JD Luxembourg” immediately after the phrase “Foreign Currency Loan” where it first appears and (ii) deleting the phrase “Foreign Currency” where it appears for the second and third time therein.

SECTION 4.   Amendment to Section 2.12.  Section 2.12(b)(ii) of the Existing Credit Agreement is hereby amended to delete (i) the phrase “and Reimbursement Obligations” where it appears immediately after the phrase “third, to principal” and (ii) the word “and”  where it appears immediately after the phrase “(other than principal due and owing under Negotiated Rate Loans)”.

SECTION 5.   Amendments to Section 2.13.

(a)  Section 2.13(c) of the Existing Credit Agreement is hereby amended by deleting the phrase “the second and third following sentences” and inserting in lieu thereof the phrase “this paragraph (c)”; and

(b)  Section 2.13(h) of the Existing Credit Agreement is hereby amended in its entirety as follows:

“For purposes of this Section 2.13, (i) all requests, rules, guidelines, requirements and directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or by United States or foreign regulatory authorities, in each case pursuant to Basel III, and (ii) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements and directives thereunder or issued in connection therewith or in implementation thereof, shall be deemed to have been introduced and adopted after the date of this Agreement.  Notwithstanding the foregoing, no Lender shall be entitled to seek compensation for costs imposed pursuant to the Dodd-Frank Wall Street Reform (except pursuant to 12 C.F.R. Part 327 set forth in the final rule attached to the Federal Deposit Insurance Corporation Financial Institution Letter FIL-8-2011, dated February 9, 2011) and Consumer Protection Act or Basel III if it shall not be the general policy of such Bank at such time to seek compensation from other investment grade borrowers with the same or similar ratings under yield protection provisions in credit agreements with such borrowers that provide for such compensation and the applicable Bank is in fact generally seeking such compensation from such borrowers (and, upon any request by such Bank for payment, certifies to the Borrower to the effect of the foregoing).”.

SECTION 6.   Amendments to Section 2.16.

(a)  Section 2.16(a) of the Existing Credit Agreement is hereby amended by adding at the end of such subsection the following:  “No Bank has an obligation to extend its Commitment pursuant to this Section 2.16 except in its sole discretion.”.

(b)   Section 2.16(b) of the Existing Credit Agreement is hereby amended by (i) deleting the word “prepaid” and inserting in lieu thereof the word “repaid”, (ii) deleting the phrase “or other amounts” where it appears immediately after the phrase “on which the fees”, (iii) deleting the “,” immediately after the phrase “subsection 2.4(a)” and inserting in lieu thereof the word “or” and (iv) deleting the word “otherwise” immediately after the phrase “2.26 or” and inserting in lieu thereof the phrase “other amounts”.

SECTION 7.   Amendment to Section 2.17. Section 2.17(f) of the Existing Credit Agreement is hereby amended by (i) deleting the word “Federal” where it appears immediately after the words “United States” and inserting in lieu thereof the word “federal” and (ii) adding the phrase “, without limitation,” immediately after the word “including” in each parenthetical contained therein.

SECTION 8.   Amendment to Section 2.20. Section 2.10(a) of the Existing Credit Agreement is hereby amended by adding at the end of such subsection the following:  “No Bank has an obligation to increase its Commitment pursuant to this Section 2.20 except in its sole discretion.”.

SECTION 9.   Amendments to Section 2.25.

(a)  Section 2.25(a) of the Existing Credit Agreement is hereby amended by (i) deleting the phrase “New York City” and inserting in lieu thereof the word “London”, (ii) deleting the phrase “the Administrative Agent (or the Foreign Currency Agent)” and inserting in lieu thereof the phrase “the Foreign Currency Agent” and  (iii) deleting the phrase “the Administrative Agent or the Foreign Currency Agent, as the case may be,” and inserting in lieu thereof the phrase “the Foreign Currency Agent”.

(b)  Section 2.25(b) of the Existing Credit Agreement is hereby amended by (i) deleting the phrase “New York City” and inserting in lieu thereof the word “London” and (ii) deleting the phrase “the Administrative Agent (or the Foreign Currency Agent)” and inserting in lieu thereof the phrase “the Foreign Currency Agent”.

SECTION 10.   Amendment to Section 5.3.  Section 5.3 of the Existing Credit Agreement is hereby amended by adding the following at the end thereof:  “The Company shall be deemed to have furnished such information, document or report to each Bank when it is filed with the Securities and Exchange Commission and posted on its EDGAR system.”.

SECTION 11.   Amendment to Section 5.4.  Section 5.4 of the Existing Credit Agreement is hereby amended by adding the following at the end thereof:  “The Capital Corporation shall be deemed to have furnished such information, document or report to each Bank when it is filed with the Securities and Exchange Commission and posted on its EDGAR system.”.

SECTION 12.   Amendment to Section 8.  Section 8(e) is hereby amended by adding immediately before the word “or” where it last appears therein the following: “provided that, no Event of Default under this Section 8(e) shall occur or be continuing if such failure, default or breach has been waived by the holder(s) or trustee or agent on behalf of such holder(s) of such indebtedness unless payment of such indebtedness has been accelerated and such acceleration has not been waived;”.

SECTION 13.   Amendment to Section 10.4.  Section 10.4(c) of the Existing Credit Agreement is hereby amended by (i) deleting the phrase “indemnified party or parties” wherever it appears and inserting in lieu thereof the phrase “Indemnified Person or Persons” and (ii) deleting the phrase “indemnified party” wherever it appears and inserting in lieu thereof the phrase “Indemnified Person”.

SECTION 14.   Amendments to Section 10.5.

(a)  Section 10.5(d) is hereby amended by deleting the phrase “Commitment Transfer Supplement” each time it appears therein and inserting in lieu thereof the phrase “Loan Assignment”;

(b)  Section 10.5(e) is hereby amended by deleting the phrase “Commitment Transfer Supplement” and inserting in lieu thereof the phrase “Loan Assignment”; and

(c)  Section 10.5(f) is hereby amended by deleting the phrase “Commitment Transfer Supplement” each time it appears therein and inserting in lieu thereof the phrase “Loan Assignment”.

SECTION 15.   Amendment to Section 10.10. Section 10.10 hereby amended by adding at the end of such Section the following:  “JD Luxembourg irrevocably appoints the Company as its agent to receive process with respect to this Agreement.”.

SECTION 16.   Amendments to Section 10. Section 10 is hereby amended by adding the following subsections at the end thereof:

10.13  No Fiduciary Duty.  The Borrowers acknowledge and agree that (a) no fiduciary, advisory or agency relationship between the Borrowers and the Agents and the Banks is intended to be or has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether the Agents and the Banks have advised or are advising the Borrowers on other matters, (b) the Agents and the Banks, on the one hand, and the Borrowers, on the other hand, have an arm’s length business relationship that does not directly or indirectly give rise to, nor do the Borrowers rely on, any fiduciary duty to the Borrowers or their respective affiliates on the part of the Agents and the Banks, (c) the Borrowers are capable of evaluating and understanding, and the Borrowers understand and accept, the terms, risks and conditions of the transactions contemplated by this Agreement, (d) the Borrowers have been advised that the Agents and the Banks are engaged in a broad range of transactions that may involve interests that differ from the Borrowers’ interests and that the Agents and the Banks have no obligation to disclose such interests and transactions to the Borrowers, (e) the Borrowers have consulted their own legal, accounting, regulatory and tax advisors to the extent the Borrowers have deemed appropriate, (f) each Agent and Bank has been, is, and will be acting solely as a principal and, except as otherwise expressly agreed in writing by it and the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrowers, any of the Borrowers’ affiliates or any other Person and (g) none of the Agents nor Banks has any obligation to the Borrowers or their respective affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein or in any other express writing executed and delivered by such Agent or Bank and the Borrowers or any such affiliate.

10.14  Headings.  Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

SECTION 17.   Effective Date.  This Amendment shall become effective on the date (the “Second Amendment Effective Date”) on which the Administrative Agent shall have received a counterpart of this Amendment, executed and delivered by a duly authorized officer of each of the Borrowers and the Majority Banks.

SECTION 18.   Expenses.  The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transaction contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

SECTION 19.   Representations and Warranties.  The Borrowers hereby represent and warrant that (a) each of the representations and warranties made in Section 3 of the Credit Agreement shall be, after giving effect to this Amendment, true and correct in all material respects as if made on and as of the Second Amendment Effective Date except to the extent such representations and warranties expressly relate to an earlier date and (b) after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

SECTION 20.   GOVERNING LAW; WAIVER OF JURY TRIAL.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.  EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 10.11 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

SECTION 21.   Amendments; Execution in Counterparts.  (a) This Amendment shall not constitute an amendment of any other provision of the Existing Credit Agreement not referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrowers that would require a waiver or consent of the Banks or the Administrative Agent.  Except as expressly amended hereby, the provisions of the Existing Credit Agreement are and shall remain in full force and effect.

(b)        This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

DEERE & COMPANY

By:	/s/ Marie Ziegler
Name: Marie Ziegler
Title: Vice President and Treasurer

JOHN DEERE CAPITAL CORPORATION

By:	/s/ Marie Ziegler
Name: Marie Ziegler
Title: Vice President and Treasurer

JOHN DEERE BANK S.A.

By:	/s/ Marie Ziegler
Name: Marie Ziegler
Title: Director

By:	/s/ Nils C. Jaeger
Name: Nils C. Jaeger
Title: Director

[Signature Page to Second Amendment to Deere & Company 49-Month Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Bank

By:	/s/ Aized Rabbani
Name: Aized Rabbani
Title: Vice President

[Signature Page to Second Amendment to Deere & Company 49-Month Credit Agreement]

Banco Bilbao Vizcaya Argentaria S.A, New York
Branch, as a Bank

By:	/s/ Michael D’Anna
Name: Michael D’Anna
Title: Executive Director

By:	/s/ Mathias Rosenthal
Name: Mathias Rosenthal
Title: Associate

[Signature Page to Second Amendment to Deere & Company 49-Month Credit Agreement]

BANK OF AMERICA, N.A.,
as a Bank

By:	/s/ Brian Lukehart
Name: Brian Lukehart
Title: Vice President

[Signature Page to Second Amendment to Deere & Company 49-Month Credit Agreement]

THE BANK OF NEW YORK MELLON, as a Bank

By:	/s/ John T. Smathers
Name: John T. Smathers
Title: First Vice President

[Signature Page to Second Amendment to Deere & Company 49-Month Credit Agreement]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.
as a Bank

By:	/s/ Victor Pierzchalski
Name: Victor Pierzchalski
Title: Authorized Signatory

[Signature Page to Second Amendment to Deere & Company
49-Month Credit Agreement]

Barclays Bank PLC, as a Bank

By:	/s/ Michael J. Mozer
Name: Michael J. Mozer
Title: Vice President

[Signature Page to Second Amendment to Deere & Company 49-Month Credit Agreement]

BNP Paribas, as a Bank

By:	/s/ Nader Tannous
Name: Nader Tannous
Title: Director

By:	/s/ Andy Strait
Name: Andy Strait
Title: Managing Director

[Signature Page to Second Amendment to Deere & Company 49-Month Credit Agreement]

Citibank, N.A., as a Bank

By:	/s/ Janice D’Arco
Name: Janice D’Arco
Title: Vice President

[Signature Page to Second Amendment to Deere & Company 49-Month Credit Agreement]

CREDIT SUISSE AG, Cayman Islands Branch,
as a Bank

By:	/s/ Karl Studer
Name: Karl Studer
Title: Director

By:	/s/ Stephan Brechtbuehl
Name: Stephan Brechtbuehl
Title: Assistant Vice President

[Signature Page to Second Amendment to Deere & Company 49-Month Credit Agreement]

DEUTSCHE BANK AG, NEW YORK BRANCH,
as a Bank

By:	/s/ Wolfgang Winter
Name: Wolfgang Winter
Title: Managing Director

By:	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Vice President

[Signature Page to Second Amendment to Deere & Company 49-Month Credit Agreement]

GOLDMAN SACHS BANK USA, as a Bank

By:	/s/ Mark Walton
Name: Mark Walton
Title: Authorized Signatory

[Signature Page to Second Amendment to Deere & Company 49-Month Credit Agreement]

HSBC Bank USA, National Association,
as a Bank

By:	/s/ Paul L. Hatton
Name:	Paul L. Hatton
Title:	Managing Director

[Signature Page to Second Amendment to Deere & Company 49-Month Credit Agreement]

MORGAN STANLEY BANK, N.A., as a Bank

By:	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

[Signature Page to Second Amendment to Deere & Company 49-Month Credit Agreement]

Nordea Bank Finland Plc, acting through its New York and Cayman Islands Branches, as a Bank

By:	/s/ Leena Parker
Name: Leena Parker
Title: First Vice President

By:	/s/ Mogens R. Jensen
Name: Mogens R. Jensen
Title: Senior Vice President

[Signature Page to Second Amendment to Deere & Company 49-Month Credit Agreement]

THE NORTHERN TRUST COMPANY, as a Bank

By:	/s/ Bryan P. Schenk
Name: Bryan P. Schenk
Title: Second Vice President

[Signature Page to Second Amendment to Deere & Company 49-Month Credit Agreement]

ROYAL BANK OF CANADA, as a Bank

By:	/s/ Meredith Majesty
Name:	Meredith Majesty
Title:	Authorized Signatory

[Signature Page to Second Amendment to Deere & Company 49-Month Credit Agreement]

THE TORONTO-DOMINION BANK, as a Bank

By:	/s/ Debbi L. Brito
Name: Debbi L. Brito
Title: Authorized Signatory

[Signature Page to Second Amendment to Deere & Company 49-Month Credit Agreement]

TORONTO DOMINION (TEXAS) LLC, as a Bank

By:	/s/ Debbi L. Brito
Name: Debbi L. Brito
Title: Authorized Signatory

[Signature Page to Second Amendment to Deere & Company 49-Month Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION
as a Bank

By:	/s/ Navneet Khanna
Name:	Navneet Khanna
Title:	Vice President

[Signature Page to Second Amendment to Deere & Company 49-Month Credit Agreement]

Wells Fargo Bank, N.A., as a Bank

By:	/s/ Daniel R. Van Aken
Name: Daniel R. Van Aken
Title: Director

[Signature Page to Second Amendment to Deere & Company 49-Month Credit Agreement]

WESTPAC BANKING CORPORATION, as a
Bank

By:	/s/ Henrik Jensen
Name:	Henrik Jensen
Title:	Director
Corporate & Institutional Banking

[Signature Page to Second Amendment to Deere & Company 49-Month Credit Agreement]